UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2012

SOUTHERN MICHIGAN BANCORP, INC.
(Exact Name of Registrant as
Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-49722 (Commission File Number)	38-2407501 (IRS Employer Identification No.)

51 West Pearl Street Coldwater, Michigan (Address of Principal Executive Offices)	49036 (Zip Code)

Registrant's telephone number,
including area code:  (517) 279-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.	Regulation FD Disclosure.

          On November 1, 2012, Southern Michigan Bancorp, Inc. mailed to its shareholders the letter filed with this report as Exhibit 99.1, which is here incorporated by reference.

Item 8.01.	Other Events.

          By letter dated November 1, 2012, Southern Michigan Bancorp, Inc. notified shareholders who are participants in the Company's Dividend Reinvestment Plan of termination of that plan. Concurrently with mailing that letter, the Company mailed to all of its shareholders the letter filed with this report as Exhibit 99.1, which is here incorporated by reference. The letter advises shareholders of the Company's intent to suspend its reporting obligations under Section 15(d) of the Securities and Exchange Act of 1934 effective on or about January 1, 2013 as authorized by the Company's Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits:

	99.1	Letter mailed November 1, 2012.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 1, 2012	SOUTHERN MICHIGAN BANCORP, INC.

	By	/s/ Danice L. Chartrand
Danice L. Chartrand Senior Vice President, Chief Financial Officer, Secretary, and Treasurer